Exhibit (j)(1)
CONSENT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm under the caption “Financial Highlights” in the DWS Blue Chip Fund’s (the “Fund”) Prospectus and “Independent Registered Public Accounting Firms, Reports to Shareholders and Financial Statements” in the Fund’s Statement of Additional Information, and to the incorporation by reference in Post-Effective Amendment Number 182 to the Registration Statement (Form N-1A, No. 002-13628) of our report dated December 21, 2010, on the financial statements and financial highlights of the DWS Blue Chip Fund, included in the Fund’s Annual Report dated October 31, 2010.

/s/ Ernst & Young LLP

Boston, Massachusetts
January 26, 2011

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement of DWS Investment Trust on Form N-1A (“Registration Statement”) of our report dated November 24, 2010 relating to the financial statements and financial highlights which appears in the September 30, 2010 Annual Report to Shareholders of the DWS Capital Growth Fund, which is also incorporated by reference into the Registration Statement.  We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
January 28, 2011

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement of DWS Investment Trust on Form N-1A (“Registration Statement”) of our report dated November 24, 2010 relating to the financial statements and financial highlights which appears in the September 30, 2010 Annual Report to Shareholders of the DWS Growth & Income Fund, which is also incorporated by reference into the Registration Statement.  We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
January 28, 2011

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement of DWS Investment Trust on Form N-1A ("Registration Statement") of our report dated November 24, 2010, relating to the financial statements and financial highlights which appears in the September 30, 2010 Annual Report to Shareholders of DWS Mid Cap Growth Fund (formerly of DWS Advisor Funds), which is also incorporated by reference into the Registration Statement.  We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.
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/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
January 28, 2011

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement of DWS Investment Trust on Form N-1A (“Registration Statement”) of our report dated November 24, 2010 relating to the financial statements and financial highlights which appears in the September 30, 2010 Annual Report to Shareholders of the DWS Small Cap Core Fund, which is also incorporated by reference into the Registration Statement.  We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
January 28, 2011

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement of DWS Investment Trust on Form N-1A ("Registration Statement") of our report dated November 24, 2010, relating to the financial statements and financial highlights which appears in the September 30, 2010 Annual Report to Shareholders of DWS Small Cap Growth Fund (formerly of DWS Advisor Funds), which is also incorporated by reference into the Registration Statement.  We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
January 28, 2011